NantHealth Investor Presentation Next-generation, evidence-based, personalized healthcare company August 2016 NASDAQ: NH Robert Watson, President Exhibit 99.1

Disclosure Statements This presentation has been prepared by NantHealth, Inc. (the “Company”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any director, employee, agent, or adviser of the Company. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. The Company assumes no obligation to update any information or statement after the date of this presentation as a result of new information, subsequent events or any other circumstances. These materials and related materials and discussions may contain forward-looking statements that are based on the Company’s current expectations, and projections and forecasts about future events and trends that the Company believes may affect its business, financial condition, operating results and growth prospects. Forward-looking statements are subject to substantial risks, uncertainties and other factors, including but not limited to (1) the structural change in the market for healthcare in the United States, including uncertainty in the healthcare regulatory framework and regulatory developments in the United States and foreign countries; (2) the evolving treatment paradigm for cancer, including physicians’ use of molecular information and targeted oncology therapeutics and the market size for molecular information products; (3) physicians’ need for precision medicine products and any perceived advantage of our solutions over those of our competitors, including the ability of our comprehensive platform to help physicians treat their patients’ cancers; (4) our ability to generate revenue from sales of products enabled by our molecular and biometric information platforms to physicians in clinical settings; (5) our ability to increase the commercial success of our sequencing and molecular analysis solution; (6) our plans or ability to obtain reimbursement for our sequencing and molecular analysis solution, including expectations as to our ability or the amount of time it will take to achieve successful reimbursement from third-party payors, such as commercial insurance companies and health maintenance organizations, and government insurance programs, such as Medicare and Medicaid; (7) our ability to effectively manage our growth, including the rate and degree of market acceptance of our solutions; and (8) our ability to offer new and innovative products and services, attract new partners and clients, estimate the size of our target market, and maintain and enhance our reputation and brand recognition.  The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. No representation or warranty, express or implied, is given as to the completeness or accuracy of the information or opinions contained in this document and neither the Company nor any of its directors, members, officers, employees, agents or advisers accepts any liability for any direct, indirect or consequential loss or damage arising from reliance on such information or opinions. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding future performance. We own or have rights to trademarks and service marks that we use in connection with the operation of our business. NantHealth, Inc. and our logo as well as other protected brands. Solely for convenience, our trademarks and service marks referred to in this presentation are listed without the (sm) and (TM) symbols, but we will assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors to these trademarks, service marks and trade names. Additionally, we do not intend for our use or display of other companies’ trade names, trademarks, or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. We have indicated with (TM) symbols where these third party trademarks are referred to in this presentation. This presentation includes certain financial measures not based on accounting principles generally accepted in the United States, or non-GAAP measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About NantHealth Founded by Dr. Patrick Soon-Shiong in 2010 IPO in June 2016 (NASDAQ: NH) 850+ associates worldwide Headquarters: Culver City, CA Worldwide offices: Boston (MA), Dallas (TX), Philadelphia (PA), Cleveland (OH), Panama City (FL), Melbourne (FL), Phoenix (AZ), Hyderabad (India), London (UK), Belfast (N. Ireland) “Our vision is to overcome traditional healthcare barriers and harness the power of innovation to achieve cutting edge advancements.” Patrick Soon-Shiong, M.D., FRCS(C), FACS CEO and Chairman, NantHealth A next-generation, evidence-based, personalized healthcare company enabling improved patient outcomes and more effective treatment decisions for critical illnesses.

Multi-Billion Dollar, Rapidly Growing Market Opportunity Transition to Patient Centric, Value-Based Care $765bn of waste in the US Increased prevalence of value-based models such as ACOs Lack of coordination / interoperability amongst silos of care $250bn precision medicine market Evolution toward comprehensive genomic and proteomic analysis Increased connectivity of biometric devices Overwhelming amounts of data and facts to arrive at a patient decision Transition to Molecular Profile and Real-time Biometric-Driven Medicine

Vision Toward Integrated Learning System for Healthcare



KNOWLEDGE DOMAIN
Right Diagnosis
Right Decision
Right Rx
DELIVERY DOMAIN
Right Place
Right Time
Right Caregiver
NantHealth
1 Diagnose
At the Molecular Level
Measure Everything
Genome, Proteome, Immunome, Metabolome
2 Define Rx
Precision Medicine
Before Treatment Begins
Integrate Complex Big-Data in Real-Time
3 BioPharma Treatment
Just in Time
GPS-Driven Personalized
Novel Agents + Approved Drugs
Combination Therapy & Drug Access
4 BioPharma Vaccine-Based Immuno-Oncology
N = 1 Precision Cancer Care
The Era of Clinical Proteomics
Neoepitope Therapy
5 BioPharma Clinical Trials Clinical Validity
Engage: Pharma
Engage: Patient, Provider and Payor
Allow Innovation Combination Trials for Adaptive + Rapid Approval
6 Patient Engagement
Engage: Patient & Patient Advocate
Informed Patient & Caregiver
7 Care Coordination
Real-Time Connectivity
At the Point of Care
Connecting Academic Centers, Community Oncologists
PAYOR DOMAIN
Better Outcomes & Lower Cost
11 Payment For Value
Self Payors & Major Insurers
Support Payment for Evidence Based Care
8 Real-Time Clinical Learning
Mission Control
Outcomes Measurement
Care Coordination & Outcomes Measurement
9 Machine Learning
Global Scale
Learning Systems
Clinical Pathways
10 Precision Medicine
Decision Support
Evidence-Based Guidelines
Computer Algorithms that Improve with Experience
12 SYSTEMS INFRASTRUCTURE
Real-Time Bioinformatics
HIPAA Cloud
Device Connectivity
Global Service Oriented Architecture

NantHealth
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Comprehensive Solutions for Providers, Payors & Employers

GPS Cancer™ + **NantHealth Technology Solutions**



G
P
S

Genomic | Proteomic | Spectrometry

Unique, comprehensive molecular test
- Quantitative proteomics
- Whole genome (DNA) and transcriptome (RNA) sequencing
- Tumor-normal matching
- CLIA-certified, CAP-accredited

- Oncology decision support (eviti)
- Patient portal
- Care coordination
- Device connectivity (DeviceConX)
- Clinical learning and analytics
- Provider portal
- Payer-provider collaboration (NaviNet Open)
- Vital signs collection (VitalsConX)

Rich web-based and mobile apps for knowledge, delivery, and payor domains

NantOS™

Connectivity to 250+ clinical and financial systems, 300+ medical devices, 200+ health and wellness sensors

Platform with rich connectivity across ecosystem

NantHealth

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GPS Guided Breast Cancer Treatment Oxaliplatin ERCC1 TOPO1 Irinotecan EGFR Cetuximab, Panitumumab TUBβ3 Docetaxel FRα Pemetrexed Nivolumab PD-L1 ALK hENT1 Gemcitabine Crizotinib hENT1 Gemcitabine TOPO2A Doxorubicin Paclitaxel TUBβ3 HER2 Trastuzumab, Pertuzumab … GPS Guided Colon Cancer Treatment GPS Guided Lung Cancer Treatment GPS Cancer: Enable utilization of lower cost chemotherapy with knowledge of quantitative proteomic chemo-resistance or chemo-sensitivity biomarkers before treatment begins Addressing the Question: “Doctor, what information do you have from my tumor tissue that will help inform you that the treatment you are about to prescribe has a probability of being effective?”

Our Global Scale

Highly unique infrastructure and expertise with global scale

>100,000,000 Covered lives on our Provider and Payor Platforms	**~30,000,000** Payor-provider transactions monthly

>75% Of U.S. oncology practices have used our decision support platform	**10s of Billions** Of vital signs captured annually	**>30,000** Unique in hospital medical devices integrated	**>60%** Of U.S. physicians' offices are connected to our payor-provider collaboration solution
>2,000 Hospitals use NantOS app workflow provider portal	**~13,000** Clinical trials updated weekly	**>10 Million** Lives covered by providers and payers with three years of longitudinal data	**>850** Employees with > 115 in a clinical function

NantHealth

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Leading Payor Clients Nationwide

Leading Health System Clients Worldwide United States Advocate Allina Central Maine Cleveland Clinic Cooks Children’s Dallas Children’s Franciscan Ministries Kaiser Permanente Northwestern Presence Health Phoebe Putney Canada cGTA (Connecting Greater Toronto Area) UHN United Kingdom Derby East Kent Epsom & St. Helier Frimley Genomics England Norwich Royal Liverpool Southampton Scotland (4 counties) United Arab Emirates Cleveland Clinic Abu Dhabi Singapore Jurong Health Sing Health Eastern Health Alliance Denmark Capital Region of Denmark

Experienced Management Team Sarah Chavarria Chief People Officer Chuck Digate SVP, Marketing & Business Development Gary Palmer President, GPS Operations Bob Watson President and Chief Growth Officer Mark Dudman President, Product Operations Charles Kim General Counsel Paul Holt Chief Financial Officer Dr. Patrick Soon-Shiong CEO and Chairman

Q2 2016 Business Highlights

- IPO on June 2, 2016 (NASDAQ: NH)
- Commercial availability of GPS Cancer, leading comprehensive molecular test integrating quantitative proteomics and genomics
  - Growing adoption from physicians nationwide and internationally
  - 180,000 patients with cancer covered by a payer for GPS testing at end Q2 2016
- First international distributor for GPS Cancer
- New clients signed for eviti and NantOS applications
  - Banner Health Network
  - Sanford Health
- Multiple client go-lives on NaviNet and DeviceConX applications
  - Montefiore Medical Center
  - Capital Region of Denmark Phase 1
  - AmeriHealth Caritas and others

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Q2 2016 Financial Highlights Three months ended June 30, 2016 Net revenue = $31.5 million Up from $11.8 million in Q2 2015; 167% growth Gross profit = $9.3 million Up from $5.5 million in Q2 2015; 69% growth Net profit = ($54.1 million) Total bookings = $12.0 million EPS (GAAP) = ($0.52) EPS (non-GAAP) = ($0.15) Six months ended June 30, 2016 Net revenue = $50.9 million Up from $23.5 million in H1 2015; 117% growth Gross profit = $15.7 million Up from $11.6 million in H1 2015; 35% growth Net profit = ($87.3 million) Total bookings = $34.0 million EPS (GAAP) = ($0.86) EPS (non-GAAP) = ($0.33)

Company Summary Exchange / Ticker NASDAQ: NH Share Price (52-week range) August 1, 2016: $9.98 (52-week high – $21.00; low - $9.79) Common shares outstanding 120.7 million Market cap $1.2 billion Cash $95.2 million (June 30, 2016) Bank debt $112.7 million (June 30, 2016) Net revenue Q2 2016: $31.5 million; H1 2016: $50.9 million Gross profit Q2 2016: $9.3 million; H1 2016: $15.7 million Net profit Q2 2016: ($54.1 million); H1 2016: ($87.3 million) Number of associates worldwide 850+ A next-generation, evidence-based, personalized healthcare company enabling improved patient outcomes and more effective treatment decisions for critical illnesses.

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